EXHIBIT 10.61

Prepared by and when recorded return to:

Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

Attn: M. Christine Graff, Esq.

TERMINATION OF CO-OWNERSHIP AGREEMENT

This TERMINATION OF CO-OWNERSHIP AGREEMENT (this “Agreement”) dated as of December 29, 2006, is by and between CONTINENTAL TOWERS ASSOCIATES III, LLC, a Delaware limited liability company (“CTAIII”) and CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company (“CTLLC”) (CTAIII and CTLLC are collectively referred to herein as the “Co-Owners”).

WHEREAS, Continental Towers Associates I, L.P., an Illinois limited partnership (“CTAI”), as the owner of an undivided 36% interest in the real property and office building complex commonly known as Continental Towers, 1701 Golf Road, Rolling Meadows, Illinois and more particularly described on Exhibit A (the “Property”), and CTLLC, as the owner of an undivided 64% interest in the Property, entered into that certain Co-Ownership Agreement dated as of January 10, 2006 and recorded January 13, 2006 as Document Number 0601341113 (the “Original Co-Ownership Agreement”);

WHEREAS, Co-Owners entered into that certain First Amendment to Co-Ownership Agreement dated as of November 21, 2006, and recorded on November 27, 2006 as Document Number 0633134005 (the “First Amendment”; the First Amendment together with the Original Co-Ownership Agreement is the “Co-Ownership Agreement”); and

WHEREAS, the parties desire to terminate the Co-Ownership Agreement because the Property is being bifurcated into two separate parcels and the Co-Owners will no longer be co-owners of the Property.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Effective as of the date hereof, the Co-Owership Agreement and all of the terms, covenants and conditions therein contained shall be canceled and terminated, whereupon Co-Owners shall thereafter be forever released and discharged from all obligations and liabilities accruing under the Co-Ownership Agreement.

2.            In the event any term or provision of this Agreement shall be declared invalid, void or unenforceable it shall not effect the validity of any other term and provision hereof, all which shall remain valid, binding and enforceable.

3.            This Agreement may be executed in counterparts, each of which shall for all purposes be deemed an original and all of such counterparts shall together constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CONTINENTAL TOWERS ASSOCIATES III, LLC, a Delaware limited liability company

By:	CTA GENERAL PARTNER, LLC, a Delaware limited liability company, its Manager

By:	CTA MEMBER, INC., a Delaware corporation, its Managing Member

By: [s] Paul G. Del Vecchio
Name:	Yochanan Danziger, by Paul G.
Del Vecchio, Attorney-In-Fact
Title:	President

CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company

By:	CTA GENERAL PARTNER, LLC, a Delaware limited liability company, its sole member

By:	CTA MEMBER, INC., a Delaware corporation, its Managing Member

By: [s] Paul G. Del Vecchio
Name:	Yochanan Danziger, by Paul G.
Del Vecchio, Attorney-In-Fact
Title:	President

STATE OF ILLINOIS               )

) ss.
COUNTY OF COOK	)

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Paul G. Del Vecchio, known to me to be the Attorney in Fact for Yochanan Danziger, the President of CTA MEMBER, INC., a Delaware corporation, the Managing Member of CTA GENERAL PARTNER, LLC, a Delaware limited liability company, the general partner of CONTINENTAL TOWERS ASSOCIATES III, LLC, the limited liability company that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said limited liability company, as general partner of such limited partnership, and acknowledged to me that he executed the same in such capacity and that such limited partnership executed the same for the purposes and consideration therein expressed.

Given under my hand and sale of office this 29th day of December, 2006.

[s] Jared R. Feehan

Notary Public

[Seal]	My commission expires: 1/23/07

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Paul G. Del Vecchio, known to me to be the Attorney in Fact for Yochanan Danziger, the President of CTA MEMBER, INC., a Delaware corporation, the Managing Member of CTA GENERAL PARTNER, LLC, a Delaware limited liability company, the sole member of CONTINENTAL TOWERS, L.L.C., the limited liability company that executed the foregoing instrument, and known to me to be the person who executed the foregoing instrument on behalf of said limited liability company, as the sole member of such limited liability company, and acknowledged to me that he executed the same in such capacity and that such limited liability company executed the same for the purposes and consideration therein expressed.

Given under my hand and sale of office this 29th day of December, 2006.

[s] Jared R. Feehan

Notary Public

[Seal]	My commission expires: 1/23/07

Exhibit A

Legal Description

REAL PROPERTY IN THE CITY OF ROLLING MEADOWS, COUNTY OF COOK, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1 AND 2 IN CASATI-HEISE SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 17 AND PART OF THE NORTHWEST 1/4 OF SECTION 16, BOTH IN TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 27, 1988 AS DOCUMENT NUMBER 88592766, (EXCEPTING THEREFROM THAT PART OF LOT 1 DEDICATED FOR ROADWAY PURPOSES ACCORDING TO PLAT RECORDED DECEMBER 2, 2002, AS DOCUMENT NUMBER 0021325095), IN COOK COUNTY, ILLINOIS.

PARCEL 2:

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 4, AS CREATED AND GRANTED AND SET FORTH IN EASEMENT AGREEMENT DATED AS OF SEPTEMBER 23, 1977 AND RECORDED OCTOBER 10, 1978 AS DOCUMENT NUMBER 24662689 AND AS AMENDED BY AMENDMENT TO EASEMENT AGREEMENT DATED AS OF MAY 15, 1980 AND RECORDED JUNE 10, 1980 AS DOCUMENT NUMBER 25482426 UPON, OVER AND UNDER PORTIONS OF LOTS 1 TO 6, INCLUSIVE, IN HEISE’S SUBDIVISION, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 23, 1977 AS DOCUMENT 24119807 AND ALSO OVER, UPON AND UNDER PORTIONS OF THAT PART OF THE NORTHEAST 1/4 OF SECTION 17, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 17; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF SECTION 17, A DISTANCE OF 80.0 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), AS DEDICATED AND RECORDED SEPTEMBER 24, 1929 AS DOCUMENT NUMBERS 10488005 AND 10488006; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 691.05 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 0 DEGREES, 52 MINUTES EAST, 265.0 FEET; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST PARALLEL, WITH SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 196.11 FEET; THENCE NORTH 0 DEGREES, 27 MINUTES, 20 SECONDS EAST PARALLEL WITH THE WEST LINE OF SCHWAKE’S SUBDIVISION RECORDED AUGUST 11, 1970 AS DOCUMENT 21235091, NOW VACATED, 265.07 FEET TO SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58); THENCE NORTH 89 DEGREES, 08 MINUTES EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 190.0 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS, FOR THE OPERATION, MAINTENANCE, REPAIR, REPLACEMENT, RELOCATION AND REMOVAL OF A WATER SUPPLY LINE, SEWER AND OTHER UTILITIES, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 4, AS CREATED AND GRANTED AND SET FORTH IN EASEMENT AGREEMENT DATED AS OF SEPTEMBER 23, 1977 AND RECORDED OCTOBER 10, 1978 AS DOCUMENT NUMBER 24662688 AND AS AMENDED BY AGREEMENT THERETO DATED AS OF NOVEMBER 21, 1979 AND RECORDED DECEMBER 17, 1979 AS DOCUMENT NUMBER 25284791 UPON AND UNDER PORTIONS OF THAT PART OF THE NORTHEAST 1/4 OF SECTION 17, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 17; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF SECTION 17, A DISTANCE OF 80.0 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), AS DEDICATED AND RECORDED SEPTEMBER 24, 1929 AS DOCUMENT NUMBERS 10488005 AND 10488006; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 691.05 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 0 DEGREES, 52 MINUTES EAST, 265.0 FEET; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST PARALLEL WITH SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 196.11 FEET; THENCE NORTH 0 DEGREES, 27 MINUTES, 20 SECONDS EAST, PARALLEL WITH THE WEST LINE OF SCHWAKE’S SUBDIVISION, RECORDED AUGUST 11, 1970 AS DOCUMENT 21235091, NOW VACATED, 265.07 FEET TO SAID SOUTHERLY RIGHT-OF -WAY OF GOLF ROAD (STATE ROUTE 58); THENCE NORTH 89 DEGREES, 08 MINUTES EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 190 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS, FOR THE OPERATION, MAINTENANCE, REPAIR, REPLACEMENT, RELOCATION AND REMOVAL OF A WATER SUPPLY LINE, SEWER AND OTHER UTILITIES IN COOK COUNTY, ILLINOIS.

PARCEL 4:

LOT 3 IN CASATI-HEISE SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 17 AND PART OF THE NORTHWEST 1/4 OF SECTION 16, BOTH IN TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 27, 1988 AS DOCUMENT NUMBER 88592766, IN COOK COUNTY, ILLINOIS.

Common address: Continental Towers, 1701 Golf Road, Rolling Meadows, Illinois

PINS: 08-16-100-034, 08-16-100-035 and 08-16-100-036

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